UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2016

Travelport Worldwide Limited
(Exact Name of Registrant As Specified In Its Charter)

Bermuda	001-36640	98-0505105
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Axis One, Axis Park

Langley, Berkshire, SL3 8AG, United Kingdom

(Address of Principal Executive Offices, including Zip Code)

+44-1753-288-000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 15, 2016, Travelport Worldwide Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”) and certain selling shareholders named therein (the “Selling Shareholders”). Pursuant to the Underwriting Agreement, the Selling Shareholders agreed to sell 7,986,979 shares of the Company’s common shares, par value $0.0025 per share (the “Common Shares”) to the Underwriter, who offered the shares to the public at $14.00 per share (the “Offering”).

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Shareholders and also provides for customary indemnification by each of the Company, the Selling Shareholders, and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

These representations and warranties of the parties contained in the Underwriting Agreement have been made solely for the benefit of the other party to the Underwriting Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Underwriting Agreement by disclosures that were made to the other party in connection with the negotiation of the Underwriting Agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the Underwriting Agreement.

The sale of the Common Shares by the Selling Shareholders was made pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-207803), including a final prospectus supplement dated September 15, 2016 to the prospectus contained therein dated November 4, 2015, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended.

The sale of the Common Shares closed on September 21, 2016.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

On September 15, 2016, the Company issued a press release announcing the launch of the Offering. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On September 21, 2016, the Company issued a press release announcing the closing of the Offering. A copy of the press release is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description of Document

1.1	Underwriting Agreement, dated September 15, 2016, by and among Travelport Worldwide Limited, certain shareholders named therein and Morgan Stanley & Co. LLC.

8.1	Tax Opinion of Conyers Dill & Pearman Limited.

8.2	Tax Opinion of Kirkland & Ellis LLP.

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 8.1).

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 8.2).

99.1	Launch press release dated September 15, 2016.

99.2	Closing press release dated September 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle Boas
Rochelle Boas Senior Vice President and Secretary

Date: September 21, 2016

EXHIBIT INDEX

Exhibit
No.	Description of Document

1.1	Underwriting Agreement, dated September 15, 2016, by and among Travelport Worldwide Limited, certain shareholders named therein and Morgan Stanley & Co. LLC.

8.1	Tax Opinion of Conyers Dill & Pearman Limited.

8.2	Tax Opinion of Kirkland & Ellis LLP.

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 8.1).

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 8.2).

99.1	Launch press release dated September 15, 2016.

99.2	Closing press release dated September 21, 2016.